              AMENDMENT NO. 1 TO DEED OF TRUST, MORTGAGE, SECURITY
            AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT
                   (PERSONAL PROPERTY INCLUDING HYDROCARBONS),
                               AND FIXTURE FILING


           THIS AMENDMENT NO. 1 TO DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION, FINANCING STATEMENT (PERSONAL PROPERTY INCLUDING HYDROCARBONS) AND FIXTURE FILING (this "Amendment") is entered into as of June 3, 1994 at 9:00 a.m., Mountain Time (the "Effective Date") by and between FOREST OIL CORPORATION, a New York corporation with an address for notice hereunder of 1500 Colorado National Building, 950 17th Street, Denver, Colorado 80202 ("Mortgagor") to:

                1. THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), with an address at One Chase Manhattan Plaza, New York, New York 10081, as agent for each bank referred to below (in such capacity, the "Agent") (the Agent, together with its successors in such capacity, is hereinafter referred to as the "Secured Party"), as to any and all portions of the Collateral EXCEPT those portions of the Collateral which (i) are located in the State of Texas or in offshore waters adjacent to the State of Texas and subject to the laws of the State of Texas and (ii) constitute interests in or to real property under the law of the State of Texas (the "DT Collateral"); and

                2. Bettylou J. Robert, with an address at One Chase Manhattan Plaza, New York, New York 10081, as trustee (in such capacity, together with her successors and assigns in such capacity, the "Trustee"), but only as to the DT Collateral.

                                 R E C I T A L S

           A. Mortgagor, certain banks (collectively, the "Banks"), the Subsidiary Borrowers, the Subsidiary Guarantors and the Agent have entered into a Credit Agreement dated as of December 1, 1993, as amended by Amendment No. 1 dated as of December 28, 1993, Amendment No. 2 dated as of January 27, 1994 and Amendment No. 3 dated as of June 3, 1994 (as amended, the "Credit Agreement").

           B. The Credit Agreement is secured by, among other things, that certain Deed of Trust, Mortgage, Security Agreement, Assignment of Production, Financing Statement (Personal Property Including Hydrocarbons), and Fixture Filing dated as of December 1, 1993 from Mortgagor to Secured Party and Trustee (the "Deed of Trust").

           C. The Deed of Trust was duly recorded as set forth on Schedule 1 attached hereto with, in the case of the Deed of Trust recorded in the States of Oklahoma and Wyoming, the property descriptions set forth in Exhibit A hereto.

           D. Mortgagor and Secured Party now desire to amend the Deed of Trust.

            NOW, THEREFORE, in view of the foregoing, Mortgagor and Secured Party do hereby agree as follows:

           1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Deed of Trust.

           2. All references in the Deed of Trust to "this Instrument", as defined in the opening paragraph of the Deed of Trust shall mean the Deed of Trust as amended hereby and as the same may from time to time be further amended or supplemented.

           3. The Deed of Trust is hereby amended by deleting Recital 1 in its entirety and substituting the following therefor:

                    "1. Pursuant to the terms of the Credit Agreement dated as of December 1, 1993 among the Mortgagor, certain banks (collectively, the "Banks"), the Subsidiary Borrowers, the Subsidiary Guarantors and the Secured Party (as amended, supplemented and otherwise modified and in effect from time to time, the "Credit Agreement"), the Banks have agreed to make loans from time to time under a revolving credit facility to the Mortgagor the aggregate principal or stated amount of which shall not exceed $50,000,000.00 at any one time (maturing December 31, 1996), and issue or acquire participation interests in letters of credit for account of the Mortgagor."

            4. Mortgagor hereby confirms that is has heretofore absolutely and unconditionally granted, bargained, sold, assigned, transferred and conveyed the DT Collateral to the Trustee and granted to the Secured Party a security interest in those portions of the Collateral which (i) are located in the State of Texas or in offshore waters adjacent to the State of Texas and subject to the laws of the State of Texas and (ii) do not constitute DT Collateral.

            5. Mortgagor hereby confirms that is has heretofore absolutely and unconditionally granted, bargained, sold, assigned, transferred, pledged, mortgaged, warranted and conveyed to the Secured Party any and all of the Mortgagor's rights in respect of the Hydrocarbons, including, without limitation, all severed and extracted Hydrocarbons and other minerals produced from or attributable to the Mortgaged Property, including, without limitation, all of the proceeds thereof.

            6. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Deed of Trust shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the

Deed of Trust are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all agreements, covenants, representations and warranties made in the Deed of Trust.

            7. INSOFAR AS PERMITTED BY OTHERWISE APPLICABLE LAW, THIS AMENDMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES). THE MORTGAGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK AND EACH OTHER STATE WHERE THE COLLATERAL IS LOCATED AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS AMENDMENT, THE BASIC DOCUMENTS OR THE OBLIGATIONS IN THE CASE OF A PROCEEDING IN ANY OF SUCH STATES, BY SERVING THE SECRETARY OF STATE OF SUCH STATE IN ACCORDANCE WITH ANY APPLICABLE PROVISIONS OF SUCH STATE'S LAW GOVERNING SERVICE OF PROCESS UPON FOREIGN CORPORATIONS OR ENTITIES.

            8. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.

          IN WITNESS WHEREOF, the mortgagor, has, on the date set forth in the acknowledgement hereto, but effective as of the Effective Date, caused this Amendment to be duly executed before me,the undersigned Notary public,in and for the County of Denver,State of Colorado, in the presence of the competent witnesses, after due reading of the whole.

                                   MORTGAGOR:

                                   FOREST OIL CORPORATION



                                By:    /s/Kenton M. Scroggs
                                   -----------------------------
                                   Name: Kenton m. Scroggs
                                   Title: Vice President & Treasurer


    ATTEST:

  /s/Richard W. Schelin
- - - -------------------------
    Asst. Secretary



    WITNESSES:
  /s/Michele M. Daily
- - - -------------------------
  /s/Marti Valentine
- - - -------------------------
                                   /s/Teresa J. Marano
                                  -------------------------
                                      Notary Public
                                  County of Denver, State of Colorado

                                  My Commission Expires: August 11, 1996
                                                         -----------------




                                   SECURED PARTY:

                                   THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION)



                                By:   /s/Richard F. Betz
                                    -------------------------
                                   Name: Richard F. Betz
                                   Title: Vice President

    ATTEST:

  /s/Joseph R. Beattie
- - - -------------------------
    Asst. Secretary



    WITNESSES:
  /s/Candice Dixon
- - - -------------------------
  /s/Kan Louie
- - - -------------------------

                        /s/Patricia E. Martin
                    ---------------------------
                         Notary Public





                                   TRUSTEE:


                                By:   /s/Bettylou J. Robert
                                    --------------------------
                                   Name: Bettylou J. Robert
                                   Title: Vice President

    WITNESSES:
  /s/Candice Dixon
- - - -------------------------
  /s/Kan Louie
- - - -------------------------


                        /s/Patricia E. Martin
                    ---------------------------
                         Notary Public

- - - -----------------------------------------------------------------

                                 ACKNOWLEDGEMENT





STATE OF COLORADO        )
                          : ss.
COUNTY OF Denver         )

           BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on June 2, 1994 there personally appeared before me, the following person, being the designated officer of the corporation set opposite his name, and such corporation being a party to the foregoing
Amendment:

           Kenton M. Scroggs, the Vice President & Treasurer of Forest Oil Corporation,

           This Amendment was acknowledged before me on this 2nd day of June, 1994 by Kenton M. Scroggs, of Forest Oil Corporation, a New York corporation, on behalf of said corporation.

          LOUISIANA


           Who being by me duly sworn, deposed and said that he is the designated officer of said corporation described in and which executed the foregoing Amendment, that he signed his name thereto by order of the Board of Directors of said corporation, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said corporation.

           IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of Denver, State of Colorado, this 2nd day of June, 1994.


                                /s/Teresa J. Marano
                         -----------------------------------
                         Notary Public, State of Colorado

                         Notary's Printed Name: Teresa J. Marano
                                                ----------------

                         My Commission expires: August 11, 1996
                                                ----------------


- - - -----------------------------------------------------------------

                        ACKNOWLEDGEMENT

STATE OF NEW YORK   )
                    : ss.
COUNTY OF NEW YORK  )

           BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on June 2, 1994 there personally appeared before me, the following person, being the designated officer of the national banking association set opposite his name, and such corporation being a party to the foregoing Amendment:

           Richard F. Betz, the Vice President of The Chase Manhattan Bank (National Association),

           This Amendment was acknowledged before me on this 2nd day of June, 1994 by ___________________, of The Chase Manhattan Bank (National Association), a national banking association, on behalf of said national banking association.

          LOUISIANA


           Who being by me duly sworn, deposed and said that he is the designated officer of said national banking association described in and which executed the foregoing Amendment, that he signed his name thereto by order of the Board of Directors of said national banking association, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the free act and deed of said national banking association.

           IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of New York, State of New York, this 2nd day of June, 1994.


                                /s/Patricia E. Martin
                        ---------------------------------------
                        Notary Public, State of New york
                        Notary's Printed Name: Patricia E. Martin
                        My Commission expires: May 5, 1996

- - - -----------------------------------------------------------------

                        ACKNOWLEDGEMENT




STATE OF NEW YORK  )
                   : ss.
COUNTY OF NEW YORK )

           BE IT REMEMBERED that I, the undersigned Notary Public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, hereby certify that, on June 2, 1994 there personally appeared before me, the following person, being a party to the foregoing Amendment:

           This Amendment was acknowledged before me on this 2nd day of June, 1994 by Bettylou J. Robert.

          LOUISIANA


           Who being by me duly sworn, deposed and said that she is the Trustee described in the foregoing Amendment, that she signed her name thereto, and acknowledged to me that she executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as her free act and deed.

           IN WITNESS WHEREOF, I have hereunto set my hand and official notarial seal, in the County of New York, State of New York, this 2nd day of June, 1994.




                                /s/Patricia E. Martin
                        ---------------------------------------
                        Notary Public, State of New york
                        Notary's Printed Name: Patricia E. Martin
                        My Commission expires: May 5, 1996

- - - -----------------------------------------------------------------
                                EXHIBIT A

STATE OF WYOMING
COUNTY OF NATRONA
AUSTIN CREEK PROSPECT
AUSTIN CREEK FIELD



All of Mortgagor's interest in and to the following listed Oil, Gas and Mineral Leases, viz:


FOC                                                               Recording      Description            Net Interest      Footnote
Lease No.        Lessor               Lessee             Date     Data           of Properties          of the Mortgagor  Reference
_________        ______               ______             ____     _________      _____________          ________________  _________
WY-182029-01     USA WYW-92476        Donald T. Dodds    10/1/85   Not recorded  S/2 NE/4; NW/4           .29227934      1,2,3,4,5
                                                                                 SE/4 of Section12,       See Footnote
                                                                                 T-32-N, R-85-W           No. 6

WY-182029-02     USA WYW-105536       Roundup Resources, 12/1/86   474490        E/2 NW/4 of Section      .29227934      1,2,3,4,5
                                      Inc.                                       18, T-32-N, R-84-W       See Footnote
                                                                                                          No. 6

WY-182029-03     USA WYW-98153        John Schloegel      2/1/86   402003        Lot 2 (65.70), Lot 3     .29227934      1,2,3,4,5
                                                                                 (65.90), Lot 4 (66.10),  See Footnote



                                                                                 SE/4 SW/4 of Section     No. 6
                                                                                 7, T-32-N, R-84-W

WY-182029-5-A-2  J. Kent Kinniburgh   Tenneco Oil Company  3/24/86 Instrument    T-32-N, R-85-W, 6th P.M. .29227934      1,2,3,4,5
                 & Georgia K.                                      No. 405148    Section 12:  E/2 SE/4    See Footnote
                 Kinniburgh, husband                                                                      No. 6
                 & wife

WY-182029-5-B-2  James B. Grieve,     Tenneco Oil Company  3/26/86 Instrument    T-32-N, R-85-W, 6th P.M. .29227934      1,2,3,4,5
                 Jr. & Gloria M.                                   No. 405149    Section 12:  E/2 SE/4    See Footnote
                 Grieve, husand &                                                                         No. 6
                 wife

WY-182029-5-C-2  John B. Stressenger  Tenneco Oil Company  3/24/86 Instrument    T-32-N, R-85-W, 6th P.M. .29227934     1,2,3,4,5
                 &Helen G.Stressenger                              No. 405147    Section 12:  E/2 SE/4    See Footnote
                 as Trustees of the                                                                       No. 6
                 Helen G. Stressenger
                 Revocable Trust
                 Agreement, dated
                 11/25/79

WY-182029-5-D-2  Nancy Lee Grieve     Tenneco Oil Company  3/25/86 Instrument    T-32-N, R-85-W, 6th P.M. .29227934     1,2,3,4,5
                 Baker                                             No. 414881    Section 12:  E/2 SE/4    See Footnote
                                                                                                          No. 6

WY-182029-5-E-2  Glenn James Grieve   Tenneco Oil Company  3/26/86 Instrument    T-32-N, R-85-W, 6th P.M. .29227934     1,2,3,4,5
                 and Cynthia L.                                    No. 407193    Section 12:  E/2 SE/4    See Footnote
                 Grieve, husband &                                                                        No. 6
                 wife

WY-182029-5-F-2  John B. Stressenger  Tenneco Oil Company  3/24/86 Instrument    T-32-N, R-85-W, 6th P.M. .29227934      1,2,3,4,5
                 &Helen G.Stressenger,                             No. 405146    Section 12:  E/2 SE/4    See Footnote
                 as Trustees of the                                                                       No. 6
                 John B. Stressenger
                 Revocable Trust
                 Agreement, dated
                 11/25/79

WY-182029-5-G-2  First Interstate Bank Tenneco Oil Company 3/25/86 Instrument    T-32-N, R-85-W, 6th P.M. .29227934      1,2,3,4,5
                 of Casper, as                                     No. 409364    Section 12:  E/2 SE/4    See Footnote
                 Trustee of the                                                                           No. 6
                 "Wyoma P. Grieve
                 Trust #1"

WY-182029-5-H    Van Irvine, Trustee   Tenneco Oil Company 7/23/85 Instrument    T-32-N, R-85-W, 6th P.M. .29227934      1,2,3,4,5
                 for the Irvine                                    No. 395245    Section 12:  E/2 SE/4    See Footnote
                 Mineral Trust I                                                                          No. 6


1. Subject to the Joint Exploration Agreement for the Exploration and Development of certain lands in the Southeast Wind River Basin, County of Natrona, State of Wyoming, dated April 30, 1987, between Tenneco Oil Company and Exxon Corporation as amended November 28, 1989.

2. Subject to Operating Agreement dated August 5, 1988, between Exxon Corporation, as Operator, and Tenneco Oil Company, as Non-Operator.

3. Subject to Well Operating Agreement dated December 28, 1987 between


   Forest Oil Corporation, as Operator, and Exxon Corporation, et al, as Non-Operator.

4. Subject to Assignment and Bill of Sale effective May 1, 1991 by and between TOC-Rocky Mountains, Inc. and Forest Oil Corporation as amended by Letter Agreement dated May 1, 1991.

5. Limited to the interval comprising the stratigraphic equivalent of the top of the Muddy (Grieve Sand) as seen in the Induction Log of the Amoco #1-12 Van Irvin Trust at 10,790' MD to the stratigraphic equivalent of the base of the Muddy (Grieve Sand) as seen in the Induction Log of the Amoco #1-12 Van Irvin Trust at 10,852' MD.

6. Subject to the Austin Creek (Muddy) Unit and Unit Operating Agreement effective 5/1/92, BLM Unit No. WYW-125235X. Mortgagor's net interest under the Austin Creek (Muddy) Unit is .29227934.


               ---------------------------------------------------

                                    EXHIBIT A

STATE OF WYOMING
COUNTY OF NATRONA
GRIEVE PROSPECT


FOC                                          Serial No.     Recording      Description               Net Interest        Footnote
Lease No.  Lessor          Lessee            and Date       Data           of Properties             of the Mortgagor    Reference
_________  ______          ______            __________     __________     _____________             ________________    _________
WY-26      Robert Morton   Raymond Chorney   Patented       Bk 51 P 462    T-32-N, R-85-W, 6th P.M.   See Footnote #2      1,5
           & Ethel Morton                    4/24/53        A.C. & L.      Section 15:  E/2 SW/4

WY-29      State of        Forest Oil Corp.  Wyo. 0-12931   Not recorded   T-32-N, R-85-W, 6th P.M.   See Footnote #2      1,5
           Wyoming                           7/2/52                        Section 15:  SW/4 SW/4
                                                                           Section 16:  All
                                                                           Section 22:  NW/4 NW/4

WY-31      Dumbell Ranch   Raymond Chorney   Patented       Bk 50 P 253    T-32-N, R-85-W, 6th P.M.   See Footnote #2      1,5
           Company                           9/17/52        A.C. & L.      Section 20:  S/2 NE/4,
                                                                           NE/4 SE/4
                                                                           Section 21:  SE/4 NE/4,
                                                                           NW/4 SW/4

WY-33      Diamond Ring    Raymond Chorney   Patented       Bk 50 P 251    T-32-N, R-85-W, 6th P.M.   See Footnote #2      1,5
           Company                           9/17/52        A.C. & L.      Section 23:  SE/4 NW/4,
                                                                           N/2 SW/4
                                                                           Section 25:  S/2 SW/4
                                                                           Section 33:  SE/4 NE/4
                                                                           Section 34:  NE/4 NE/4

WY-38      Robert Morton   Raymond Chorney   Patented       Bk 50 P 249    T-32-N, R-85-W, 6th P.M.   See Footnote #2      1,5
           & Ethel Morton                    9/18/52        A.C. & L.      Section 22:  E/2 NW/4,
                                                                           SW/4 NW/4

WY-45      U.S.A.          Forest Oil Corp.  Wyo. 015824    Not recorded   T-32-N, R-85-W, 6th P.M.   See Footnote #2      1,5



                                             7/1/52                        Section 21:NW/4, W/2 NE/4,
                                                                           NE/4 NE/4
                                                                           Section 22:  SE/4
                                                                           Section 23:  S/2 SW/4
                                                                           Section 26:  E/2
                                                                           Section 33:  SW/4, S/2 NW/4

WY-47      U.S.A.          Forest Oil Corp.  Wyo. 015813    Not recorded   T-32N, R-85-W, 6th P.M.    See Footnote         1,5
                                             7/1/52                        Section 27:  W/2           #2 & 3
                                                                           Section 28:  W/2

WY-48      U.S.A.          Forest Oil Corp.  Wyo. 015814    Not recorded   T-32-N, R-85-W, 6th P.M.   See Footnote #2&4    1,5
                                             7/1/52                        Section 27:  E/2
                                                                           Section 28:  E/2

WY-49      U.S.A.          Forest Oil Corp   Wyo. 015815    Not recorded   T-32-N, R-85-W, 6th P.M.   See Footnote #2      1,5
                                             7/1/52                        Section 20:  SE/4 SE/4,
                                                                           W/2 SE/4
                                                                           Section 21:  SE/4, E/2 SW/4,
                                                                           SW/4 SW/4
                                                                           Section 22:  SW/4
                                                                           Section 26:  W/2
                                                                           Section 29:  E/2E/2
                                                                           Section 33:  SE/4, SW/4 NE/4
                                                                           Section 34:  S/2, S/2 N/2
                                                                           Section 35:  N/2

WY-51      U.S.A.          Forest Oil Corp.  Wyo. 016008    Not recorded   T-32-N-R-85-W, 6th P.M.    See Footnote #2      1,5
                                             7/1/52                        Section 20:  N/2 NE/4, W/2
                                                                           Section 22:  NE/4
                                                                           Section 23:  N/2 NW/4,
                                                                           SW/4 NW/4
                                                                           T-31-N, R-85-W, 6th P.M.
                                                                           Section 3:  Lots 1,2,3,4


To each of which leases and the respective records thereof in the A.C. & L.
Records of Natrona County, Wyoming, the Records of the U.S. Department of the
Interior, and the Records of the State of Wyoming, reference is here made for all pertinent purposes.



1. All of the above described lands and leases are subject to the Unit Agreement for the Development and Operation of the Grieve Unit Area, County of Natrona, State of Wyoming, dated December 29, 1953, recorded in Book 53 A.C. & L., Page 543 et seq., Records of Natrona County, Wyoming (1 Sec. No. 14-08-001-1202). (PA-5323-269)

2. Parts of the above described lands and leases are within the outline of the Twentieth Revision of the "Muddy Participating Area" approved March 1, 1961 by the Acting Director of the United States Geological Survey effective as of October 1, 1960. The resultant net interest of Mortgagor attributable to the above described lands and leases in that participating area is .798536554. The "Net Interest of Mortgagor" refers only to that portion of the lands above described which lies within said Twentieth Revision.

3. The Net Interest of Mortgagor in the Mustang #1 well is .750346468.


4. The Net Interest of Mortgagor in the Grieve Unit #48 and 49 Wells is .751302088.
5. Entire Grieve Unit limited to the stratigraphic equivalent of the Muddy (Grieve Sand) as seen in the induction log on the Grieve Unit #48 from 6700' MD to 6820' MD.



               ---------------------------------------------------

                               Exhibit A - Part II
                             Gas Balancing Schedule
                       Most Current Information Available


                                                     Over/(Short)
                                                         MCF
                                                     ____________
Offshore Louisiana:
         Eugene Island 190A                              (860)
         Eugene Island 255                              5,274
         Eugene Island 272                                  0
         Eugene Island 273A Unit                       16,175
         Eugene Island 284B                           263,815
         Eugene Island 285                                  0
         Eugene Island 286I                           459,671
         Eugene island 287D                           214,767
         Eugene Island 292B                           400,535
         Eugene Island 293                                  0
         Eugene Island 307E Unit                    1,809,167
         Eugene Island 307E Non-Unit                  649,647
         Eugene Island 308E Unit                       30,437
         Eugene Island 308E Non-Unit                   21,106
         Eugene Island 309C                            14,799
         Eugene Island 309G                         1,013,044
         Eugene Island 309H                              (519)
         Eugene Island 310 #H-12                      119,175
         Eugene Island 314G                           255,652
         Eugene Island 315                                  0
         Eugene Island 325A                           (10,965)
         West Delta 97                                      0
         West Delta 98                                      0
         West Cameron 225A&B                           34,188
         South Marsh Island 142A Unit               1,015,295
         South Marsh Island 142A Non-Unit             107,712
         South Marsh Island 143B                      (43,910)
         South Timbalier 245                                0
         Ship Shoal 276A                                3,186
         Ship Shoal 277A                               (4,440)
         South Pelto 6                                      0
                                                    _________

                                   Subtotal         6,372,951


Wyoming:
         Grieve Unit                                        0
         Grieve Unit #48                                    0
         Grieve Unit #49                                    0



         Schloegel Federal #1-7                             0
         Van Irvine Trust #1-12                             0
                                                    _________

                                   Subtotal                 0

               ---------------------------------------------------


                               Exhibit A - Part II
                             Gas Balancing Schedule
                       Most Current Information Available


                                                     Over/(Short)
                                                         MCF
                                                     ____________
Onshore Texas:
         McAllen Ranch - Middle Lease                 (10,777)
         McAllen Ranch - Northern Lea                  (2,996)
         McAllen Ranch - Southern Lea                  16,864
         Brook State #1                               (33,125)
         Catfish #1                                   435,756
         Catfish #2                                         0
         Cutthroat #1-R                                    (8)
         Dolly Varden #1                                2,369
         El Paso State #1                              13,041
         Grayling #1                                        0
         Rainbow State #1                               1,416
         Steelhead #1                                  43,418
         Tadpole #1                                         0
         Cora Snyder #1                                     0
         Houston Unit #1                               18,809
         Lasater A #1                                (187,342)
         FSOC-Leon #1                                  62,422
                                                    _________

                                   Subtotal           359,847



Offshore Texas:
         High Island A-20                                   0
         High Island 116                                    0
         High Island 200                                    0
         Galveston 223 JA-1                                 0
         Galveston 223 JA-2                                 0
         Galveston 418/428                            (36,594)
         Galveston 428                                (42,797)
         Matagorda 670 B-2                             10,034
         Matagorda 670/682                              7,576
         Brazos 491                                   (46,967)
                                                    _________

                                   Subtotal          (108,748)


              ---------------------------------------------------

                              Exhibit A - Part II
                            Gas Balancing Schedule
                      Most Current Information Available


                                                     Over/(Short)
                                                         MCF
                                                     ____________
Oklahoma:
         Aubrey #1-6                                        0
         Barney 1-21                                        0
         Chenault #1                                        0
         Clayton 1-8                                        0
         Dacus #1-8                                   (49,427)
         Duree #1-36                                        0
         Easely #1-A                                  131,399
         Finnell #2-A                                  81,299
         Floyd Niece #1                                (4,596)
         Floyd Niece #2                                30,219
         Haggard #2                                     2,434
         Haggard #3                                   564,895
         Haggard #4                                    86,475
         Hinkle #1-28                                       0
         Kilhoffer 1-21                               (14,174)
         Lambert #1                                  (366,674)
         Leonard #1                                    (4,122)
         Melvin #1-28                                  40,212
         Niece #1                                           0
         Nutly-Morgan #1                               13,987
         O'Donnell #1                                 176,948
         Rogers #1                                          0
         Rogers-Spears #1                             178,337
         Spradlin #1-A                                (86,545)
         Spradlin #2                                    5,345
         Stout #1                                           0
         Walter Steffes 1-5                                 0
         Walter Steffes 2-5                                 0
         Willie Pierce #1 A                                 0
         Whittenburg #2                               263,698
         Yeager #1                                          0
         A.O. Belcher Unit #1                               - (1)
         Belcher #2-23                                      - (1)
         Ft. Sill 2-1                                       - (1)
         Ft Sill 4-2                                        - (1)
                                                    _________

                                   Subtotal         1,049,710


                                   Total            7,673,760
                                                    =========



        (1) Information not available.
